                             DEPARTMENT OF THE ARMY
                  U.S. ARMY COMMUNICATIONS-ELECTRONICS COMMAND
                 ACQUISITION CENTER-WASHINGTON OPERATIONS OFFICE
               2461 EISENHOWER, AVENUE, ALEXANDRIA, VA 22331-0700


[LOGO]                                                                    [LOGO]
REPLY TO ATTENTION OF

Acquisition Division B                                       28 February 2000

H. Power Corporation
Attn:  Mr. Arthur Kaufman,
  Vice President
60 Montgomery Street
Belleville, NJ 07109

SUBJECT: Modification 05 to DAAB07-98-3-6003 (Other Transaction) for Fuel Cell/Battery Hybrid

1. This document constitutes Modification 05 to the subject Other Transaction Agreement between H. Power Corporation and U.S. Army CECOM Acquisition Center Washington, under the terms of Article II, paragraph C; Article III, paragraph C and Article V, paragraph A.2. The Government concurs with your proposed modification to the existing agreement to focus on a 15W/30W fuel cell stack and to extend the period of performance at no additional cost to the Government.

2. Therefore, the Agreement is modified by mutual written agreement of the parties as follows:

         a. Pursuant to Article II, paragraph C, titled "Extending the Term" , the agreement is extended for an additional twelve (12) months. Accordingly,
Article I paragraphs A.5 and B.3 are changed from twenty-four (24) months to thirty-six (36) months.

         b. Attachment I, Statement of Work remains intact. However, the following section from your proposal shall be considered to be an addendum to the Statement of Work:

WORK DESCRIPTION

         The fuel cell stack for the target system will generate a nominal 15 watts and have a peaking capability of 30 watts. The stack development will include preliminary proof-of-concept efforts to comprise sealing, bonding, electrical conductivity, internal humidification, cycling and polarization testing. This will be followed by a fabrication effort that will produce a stack configuration consisting of two complementary 5-6 cell stack halves with an internal humidification section.

         The stack will be integrated into a fuel-cell/battery hybrid system by
H. Power, and this system will be tested and demonstrated within nine months from the start of this effort. If the stack to be developed as described herein is deemed to be premature for incorporation into the system in accordance with this schedule, H. Power will prepare and utilize a stack that is in keeping with existing H. Power design approaches. A decision regarding use of the developmental stack will be made within five months of the start of this effort.

         c. Attachment 3, Schedule of Payments and Payable Milestones is revised to reflect the changes in this modification, A change page is provided; remove the Attachment 3 (Modification 04) and replace it with the revised Attachment 3 provided with this modification.

         d. The Enclosure to Attachment 3, Project Schedule and Milestone Chart Revised 3/5/99 is deleted in its entirety and replaced with a revised Project Schedule and Milestone Chart. A change page is provided; remove the Project Schedule and Milestone Chart Revised 3/5/99, and replace with the revised chart.

3.       All other terms and conditions remain unchanged.


                                        /s/  Peggy A. Melanson
                                        ----------------------------------------
                                        Peggy A. Melanson
                                        Grants & Cooperative Agreement Officer
                                        United States of America

Enclosures

ATTACHMENT NO. 3

                   SCHEDULE OF PAYMENTS AND PAYABLE MILESTONES

A. SCHEDULE OF PAYMENTS

Quarter       Milestone No.      Government Payment     H. Power Payment
--------      ------------       ------------------     ----------------

First              1             $     33,277           $       8,633
Second             -             $        -0-           $      14,678
Third              -             $        -0-           $      17,008
Fourth             2             $     27,416           $      20,374
Fifth              3             $     32,912           $      32,912
                   4             $     53,500           $      53,500
                   5             $     68,000           $      68,000
                   6             $     38,500           $      38,500
                   7             $    132,431           $     132,431
                   8             $     13,569           $      13,569
                                 ------------           --------------
Totals                           $    399,605           $     399,605

B. DETAILED SCHEDULE OF PAYABLE MILESTONES


Tasks              Month                     Milestone                  Gov't Share              H. Power Share
-----              -----                     ---------                  -----------              --------------

   I                 3               #1 Kick-off Program              $     33,277               $     33,277
I, II & IV          12               #2 Prelim. Design Review         $     27,416               $     27,416
II, III & IV        15               #3 Overload Test Initiation      $     32,912               $     32,912
IV&V                29               #4 Stack Development &           $     53,500               $     53,500
                                        Design Preliminary
                                         Review
V                   31               #5 Stack Test & Selection        $     68,000               $     68,000
V                   32               #6 Test Plan Submission          $     38,500               $     38,500
V                   35               #7 System Test Completion        $    132,431               $    132,431
V                   36               #8 Final Report                  $     13,569               $     13,569
                                                                      ------------               ------------
                                     Totals                           $    399,605               $    399,605


Encl
Project Schedule and Milestone Chart

DAAB07-98-3-6003                     1                           Modification 05

------------------------------------------------------------------------------------------------------------------------------------
    TASK                    Description            1   2   3   4   5    6   7    8   9   10  11   12  13  14   15  16  17  18   19
------------------------------------------------------------------------------------------------------------------------------------
TASK I       Hybrid System

             Application Identification            -----------------  Application
             And Defination                                          Documentation

TASK II      System Analysis and Optimization

                                                       ---------------------------------------------------------------------
                                                                            Preliminary Design Review

TASK III     Fuel Cell Overload                                                                                 ------------
             Testing                                                                                            Test Report



------------------------------------------------------------------------------------------------------------------------------------
    TASK                    Description            20  21  22  23  24   25  26   27  28   29  30   31  32  33   34  35   36  37   38
------------------------------------------------------------------------------------------------------------------------------------

TASK IV      Subsystem/Component                   --------------------------------------------------------------
             Design and Development                                                    Decision Point -           Final Design
TASK V       Demonstration System                                                      Stack Selection                Review

             Integration and Test -                                                             --------------------------
             Breadboard Testing -                                                                               Test Plan
             Mark I System Integration
             and Packaging
------------------------------------------------------------------------------------------------------------------------------------
Status Reports
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Final Report